PROJECT IMPACTS	PROJECTS
(1984–PRESENT*)

$45.6B	$19.2B	$6.0B
total economic benefits	personal income including wages and benefits, with $9.8 billion for construction workers	tax revenues ($1.9 billion state/local and $4.1 billion federal)

206.0M	232.6K	127.8K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	862	1,734,250
Bricklayers (including tile setters)	6,272	12,615,810
Carpenters	18,601	37,456,460
Cement Masons	3,872	7,718,270
Electrical Workers	15,569	31,295,900
Elevator Constructors	818	1,641,810
Insulators	1,270	2,554,240
Ironworkers	2,827	5,686,790
Laborers	13,672	27,476,140
Operating Engineers	3,725	7,486,770
Other	7,486	15,045,600
Painters	8,041	16,166,600
Plumbers	11,289	22,692,640
Roofers	3,314	6,663,770
Sheet Metal Workers	3,282	6,598,210
Teamsters	1,596	3,208,420
Grand Total	102,497	206,041,680

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.